INVESTOR PRESENTATION Q2 2025 Four Corners Property Trust NYSE: FCPT

JULY 2025 Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2024 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 40 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS

Improved diversification over time Olive Garden now 33% of ABR and LongHorn now 9% of ABR vs combined 94% at inception Each brand posted recently strong same-store sales (7% as of May 2025)1 Top 5 brands now ~54% of ABR Extended and upsized credit facility capacity in January 2025 $350 million revolver capacity $225 million term loan ($75 million incremental at a hedged 4.6% interest rate) ~97% of total debt is now fixed rate through Q3 ’27 as of July 29 JULY 2025 RECENT HIGHLIGHTS AT FCPT Achieved favorable pricing while avoiding drifting up the risk spectrum Cash rent CAGR of ~12% since inception Acquired ~90-100 buildings annually in recent years Record acquisition volume in Q4 ’24 and Q1 ’25, with continued pace in Q2 ’25 Acquired $344 million over last 12 months as of June 30, 2025 at attractive pricing $84 million of acquisitions in Q2 2025 at a 6.7% cap rate Remained active on the ATM and built out ability and flexibility to invest Raised $173 million in 2025 to date as of June 30, 2025 Total liquidity of $500 million $144 million of unsettled equity forwards as of July 29, 2025 High collections (~99%) while avoiding net lease credit issues No lost rent nor rejected leases from Red Lobster exposure Zero exposure to Zips Car Wash, Walgreens, or Family Dollar Approximately 65% of all acquisitions executed after the onset of COVID-19 Steadied investment pace since Q4 2024 Opportunistically raised capital for 2025 and beyond Continued diversification and growth Sidestepped credit issues impacting peers Oriented balance sheet towards future Executed acquisitions without compromises

JULY 2025 FCPT AT 10 YEARS: FROM SPIN-OFF TO SEASONED NET LEASE INVESTOR TODAY Annual base rent1 $94 million $250 million + $156 million (2.7x) Properties 418 1,245 + 827 (3.0x) Brands 5 165 + 160 Enterprise value $1.3 billion $3.9 billion + $2.6 billion (3.0x) We have grown our team, put in place substantial risk management and refined our acquisition and property management capabilities all while improving access to capital ANNUAL BASE RENT ($ million) ENTERPRISE VALUE ($ million) Top 5 Brands as % of ABR 100% 54% - 46% Acquisition Volume (cumulative) $2.2 billion + $2.2 billion $3,963 $1,324 2015 Equity Net Debt 3.0x 2.7x Revenue Growth (cash) + 11% Growth year-over-year + 12% Average annual growth since inception - -

3 CONSERVATIVE FINANCIAL POSITION PG 23 JULY 2025 CONTENTS 1 COMPANY OVERVIEW PG 5 2 HIGH QUALITY PORTFOLIO PG 12 5 APPENDIX: OTHER PG 38 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 26

JULY 2025 FCPT AT A GLANCE1 1,260 leases 165 brands 7.2-year average lease term $0.44 AFFO per share (Q2)4 $344 million / 6.9% cap rate of acquisitions as of LTM June 30, 2025 $84 million / 6.7% cap rate of acquisitions in Q2 2025 99.4% occupied 1.4% average annual escalator 5.0x tenant EBITDAR coverage2 54% investment grade3 6,561 SF average asset size 29,965 average daily vehicle count $66,729 median household income 58,788 average 3-mile population $206 million unsettled forward equity as of June 30, 2025 $350 million undrawn revolver 4.5x net debt to adj. EBITDAre5 4.5x Fixed charge coverage 95% Fixed rate debt as of June 30, 2025 Baa3 / BBB (Moody’s / Fitch)

Granular Portfolio Construction Portfolio led by Darden, a premier investment grade tenant Analytical underwriting through a consistent model balanced between credit and real estate Low value at risk with average purchase price of ~$3 million JULY 2025 FCPT’S DIFFERENTIATED APPROACH WITHIN NET LEASE Superior Capital Raising & Allocation Modulate acquisitions if cost of capital weakens Minimize fees and discounts on capital raising Long track record of conservative leverage Avoid sacrificing investment quality to increase spread. Acquisitions moderated if market conditions eliminate accretion Quality Focus on Fungible Real Estate Excellent visibility and access paired with strong demographics Target sectors are e-commerce and recession resistant Shareholders First Hyper-focused approach leads to high occupancy and lease renewal rates Industry-leading EBITDAR coverage of 5.0x Avoided problem net lease tenants Low overhead with aligned compensation Top-decile governance scores Hyper-transparent disclosure regime REPRESENTATIVE BRANDS 1 3 2 4

JULY 2025 CONSISTENT ANNUAL ACQUISITION GROWTH +57 +40 +95 +89 +100 +120 +104 YEAR ACQUISITION VOLUME ($M) CAP RATE +88 FCPT has consistently delivered growth and diversification through new acquisitions. We focus on credit-worthy tenants, high quality real estate and efficient execution PROPERTY COUNT 1 AVERAGE SIZE ($M) +87 +47

JULY 2025 PORTFOLIO BREAKDOWN 315 leases 82 leases 108 leases 23 brands 184 leases 33 brands 116 leases Other Casual Dining restaurants Auto Service 110 leases 39 brands Medical Retail 53 leases 26 brands Other retail 1,260 Leases across 165 Brands Annual Base Rent of $249.8 million1 33% Olive Garden (vs. 74% at inception) 9% LongHorn (vs. 20% at inception) 24% Non-Restaurant Exposure (vs. 0% at inception) Other Casual Dining restaurants Auto Service Medical Retail Other retail 33% 10% 9% 12% 7% 9% 3% 2 The spin-off Darden portfolio remains a strong foundation tenant for FCPT. Over half the portfolio has been diversified into new restaurant brands, Medical Retail and Auto Service 29 leases 2% 2 Quick Service restaurants 217 leases 38 brands 11% Quick Service restaurants 17 leases 2% 29 leases 2% FCPT AT A GLANCE

JULY 2025 GEOGRAPHICALLY DIVERSE PORTFOLIO   Lower income taxes and growing economies has accelerated a population shift toward low-cost of living states in the southeast FCPT’s portfolio is primarily suburban and located in fast-growing and diverse regions Texas and Florida, our largest states (as measured by Annual Base Rent), were among the highest in-migration states according to the 2024 U-Haul growth index2 >10% 5.0%–10.0% 3.0%–5.0% 2.0%–3.0% State Annualized Base Rent1 (%) 1.0%–2.0% <1.0% No Properties WA OR CA MT ID NV AZ UT WY CO NM TX OK KS NE SD ND MN IA MO AR LA MS AL GA FL SC TN NC IL WI MI OH IN KY WV VA PA NY ME VT NH NJ DE MD MA CT RI FCPT AT A GLANCE

JULY 2025 LEASE MATURITY SCHEDULE %ANNUALIZED BASE RENT1 99.4%  occupied2 as of 6/30/2025 7.2 years weighted average lease term < 2.6%  of rental income  matures prior to 2027 FCPT has had very high renewal rates on lease maturities to date 2027 is the first year of Darden spin-off lease maturities; FCPT’s Darden leases average 5.7x rent coverage3

JULY 2025 CONTENTS 1 COMPANY OVERVIEW PG 5 2 HIGH QUALITY PORTFOLIO PG 12 5 APPENDIX: OTHER PG 38 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 26 3 CONSERVATIVE FINANCIAL POSITION PG 23

JULY 2025 FCPT: THE CALM PORT IN THE VOLATILITY STORM FCPT has over $500 million of liquidity inclusive of cash, $144 million of unsettled equity forwards (as of July 29) and a fully undrawn $350 million revolver FCPT has no near-term debt maturities and 4.5x net leverage is at one of its lowest levels since 2018 FCPT employs a very granular acquisition approach, with an average property basis of ~$3 million, minimizing value at risk of each property investment FCPT has a proven track record of being responsive to cost of capital and modulating capital raising and deployment when necessary Defensive portfolio built on two unique pillars: Our spin-off from Darden Restaurants included a hand-picked portfolio of industry-leading brands with low rent and unprecedented 5.7x rent coverage1 Diversified low-rent and small building size portfolio principally comprised of Restaurant, Auto Service, and Medical Retail properties FCPT is intentional about choosing resilient industries and avoiding higher-risk tenants (i.e., pharmacies, big box tenants, movie theaters, etc.) ~99% of rent collected since inception, including throughout COVID FCPT is a lean company with low overhead burden and a management team aligned with shareholders

Our portfolio is primarily outparcel properties in high density retail corridors ~76% of rent featuring unique benefits structurally superior to regular-way net lease.  This include the properties with high rent coverage (Darden and Chili’s), ground leases, master leases, and investment grade guarantors or operators The original Darden spin-off properties represent a seed portfolio with low rent levels resulting in unmatched rent coverage (5.7x)1 The ground lease portfolio is characterized by low rents which also typically implies high rent coverage FCPT’s investment strategy focuses on acquiring new low rent properties with above average rent coverage UNIQUE AND HIGHLY SECURE NET LEASE Average Ground Lease Rent: Average All Other Leases Rent: Average FCPT Portfolio Rent: JULY 2025 $149 thousand $206 thousand $198 thousand FCPT COVERAGE VS PEERS1 Ground Leased $149k average rent Darden 5.7x coverage1 Chili’s Master Leased Other Investment Grade Leases2 High Quality Ground & Building Leases $160k average rent 76% structurally superior to regular way net lease 11% 89% 100%

JULY 2025 FCPT’S LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS FCPT frequently has amongst the lowest upfront acquisition basis per property within net lease FCPT seeks and acquires properties with a significantly lower value at risk per site as compared to peers FCPT’s emphasis on low rents and fungible buildings have created a portfolio with minimal liability at the individual property level, reducing risk in the event of lease maturity or in the event of tenant credit issues 1 FCPT’s strategy focuses on low basis investments in small box (<15,000) retail properties. This has resulted in high tenant renewal rates and capturing high re-leasing spreads at lease maturity

JULY 2025 FCPT’S STRONG PORTFOLIO PERFORMANCE FCPT has one of the highest-quality and consistent portfolios in the net lease sector. We have established a strong track record over time (even through the COVID-19 pandemic) RENT COLLECTIONS OCCUPANCY2 1

JULY 2025 FCPT TOP BRAND EXPOSURE TO MACRO UNCERTAINTY Commentary from around the industry1: Darden CEO Ricardo Cardenas: “We’ve been very prudent in keeping our pricing below inflation because we knew that over time, pricing matters if you take it too much… consumers are figuring out that casual dining is great value… Consumers want to go out and spend their hard-earned money and we think we’re taking some wallet share from fast food and fast casual.” Bloomin’ Brands CFO Michaela Ware: “80% of our supply chain basket is sourced domestically… at least a third of that comes from Mexico and Canada… we do have flexibility in our supply chain to move to different countries… we do think with our current pricing strategy that we can absorb any tariffs that come our way… [we will] continue to protect those opening price points and that industry-leading value for the guests that need it.” Genuine Parts Company CEO William Stengel: “The US Automotive team is actively managing tariffs. Our total purchases exposure to China is approximately 20% at US Automotive, which we believe is in line with or slightly below our competitors at scale. Our proactive efforts to strategically diversify our supply chain following the pandemic has served us well. Today, we continue to have active engagement with suppliers, but the number of inbound conversations to discuss tariffs has reduced versus April and May levels, and the magnitude of the cost increases has also moderated.

JULY 2025 DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS Rank  Brand Name FCPT Stores % of ABR1 Total Stores Sales ($mm) Publicly Traded? 1 Olive Garden 315 33.0% 935 $5,200 DRI 2 Longhorn Steakhouse 116 9.3% 591 $3,000 DRI 3 Chili's 82 6.9% 1,214 $4,277 EAT 4 Outback Steakhouse 29 2.4% 675 $2,269 BLMN 5 Cheddar's 17 2.3% 181 $746 DRI 6 Buffalo Wild Wings 29 2.3% 1,323 - - 7 Caliber Collision 34 2.2% 1,800 - - 8 Burger King 38 2.2% 7,144 $27,728 QSR 9 Red Lobster 18 1.5% 540 - - 10 Christian Brothers 14 1.5% 280 - - 11 Bahama Breeze 10 1.3% 28 $229 DRI 12 KFC 33 1.3% 3,669 $34,000 YUM 13 Carrabba's 14 1.2% 210 $710 BLMN 14 BJ's Restaurant 12 1.2% 218 $1,357 BJRI 15 Bob Evans 15 1.1% 436 - - 16 Whistle Express Car Wash3 9 1.1% 530 - - 17 Oak Street Health 10 1.0% 230 $2,100 CVS 18 Arby's 17 0.8% 3,323 - - 19 Texas Roadhouse 12 0.8% 726 $5,341 TXRH 20 NAPA Auto Parts 18 0.8% 6,000 $23,500 GPC 21 WellNow Urgent Care4 12 0.7% 198 - - 22 Starbucks 17 0.7% 16,941 $31,500 SBUX 23 Fresenius 10 0.7% 2,500 $22,400 FSNUY 24 Taco Bell 15 0.6% 8,119 $17,000 YUM 25 Express Oil 9 0.6% 393 - - 26 AFC Urgent Care 9 0.6% 365 - - 27 Tires Plus 12 0.6% 400 - 5108-JP 28 Mavis 10 0.6% 1400 - - 29 Verizon 12 0.6% N/A $135,292 VZ 30 Aspen Dental 10 0.6% 1,100 - - 31 Tire Discounters 8 0.5% 205 - - 32 Whataburger 7 0.5% 1,141 - - 33 National Tire & Battery 7 0.4% 400 - - 34 Chick-Fil-A 8 0.4% 3,109 - - 35 Firestone 6 0.4% 1,700 - 5108-JP 36-165 Other 266 17.3% Total Portfolio 1,260 100% TOP 35 FCPT PORTFOLIO BRANDS1 1 2 3 4 5 6 7 8 9 1 0 11 12 13 14 1 5 16 17 18 19 2 0 21 22 24 2 5 FCPT METRICS BRAND METRICS2 FCPT is aligned with leading national brands 26 27 28 29 30 23 31 32 33 34 35

JULY 2025 HIGHLY SELECTIVE APPROACH TO NET LEASE While we underwrite properties in these sectors and may acquire stores in these sectors in the future, they are not in our current target base and would need to meet our high thresholds to be considered in the future Pharmacies: NO EXPOSURE Entertainment: NO EXPOSURE Gyms: NO EXPOSURE Furniture: NO EXPOSURE EV-only Auto Service: NO EXPOSURE Dollar Stores: 0.1% ABR exposure1 General Merchandise: 0.7% ABR exposure2 Car Washes: 1.2% ABR exposure3 FCPT HAS AVOIDED: Service Centers

JULY 2025 FCPT TENANTS OUTPERFORMANCE IN THE LAST MAJOR RECESSION While Casual Dining is viewed as susceptible to consumer weakness during a recession, it’s important to note that during recessions there have been winners and losers within Casual Dining During the 2008 financial crisis, Darden’s core brands took market share from competitors and suffered minimal sales declines These restaurant brands leveraged their strong positioning and operations while others struggled to adapt to a weakening consumer environment During the Great Financial Crisis’ fallout period, Darden outperformed the restaurant industry at large. Peers saw traffic fall 6-8% on average from 2008-2009, while Olive Garden and LongHorn gained market share1 FCPT’s other core sectors, Auto Service and Medical Retail, are less discretionary and performed well over this period: GPC’s NAPA Auto Parts segment saw increased revenue as a percentage of overall sales, shifting from 48% in 2008 to 52% in 20092 Dialysis tenants DaVita and Fresenius exhibited strong performance in 2009, with Fresenius posting record sales during 20092 Retail clinic visits increased 4x from 2007 to 2009, with an estimated 6 million clinic visits in 2009 alone, per Health Affairs journal3 2

Darden credit default swaps Remain historically inexpensive JULY 2025 Ask price: 47 bps High on 03/20/20: 360 bps Average: 64 bps Low on 02/12/20: 27 bps Very tight pricing spreads for Darden to have a credit event Darden Senior CDS Curve (5 year) Basis Points The impact of recent market volatility has not impacted the pricing or market view of Darden’s risk profile 47

JULY 2025 New properties are brought to market everyday, but many are priced aggressively, have weak credit, or are in sectors we avoid. Rather than swing at every opportunity, our strategy is to wait for the right “pitch” Cap rate could be increased with less favorable credit Favorable Unfavorable FCPT Sector Outlook Approximate Cap Rate1 FCPT Strike Zone Good credit at accretive cap rates New Retail Listings (Illustrative) Volume could be increased with increased purchase price (decreased cap rate) NET LEASE LISTINGS SNAPSHOT

JULY 2025 CONTENTS 1 COMPANY OVERVIEW PG 5 2 HIGH QUALITY PORTFOLIO PG 12 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 26 3 CONSERVATIVE FINANCIAL POSITION PG 23 5 APPENDIX: OTHER PG 38

“ JULY 2025 DEBT MATURITY SCHEDULE $ MILLIONS FCPT maintains a well-laddered debt maturity and 100% unencumbered assets to provide financial flexibility Weighted average debt maturity 3.7 years No near-term debt maturities Conservative leverage Committed to maintaining conservative 5.5x–6.0x max leverage Net debt to adjusted EBITDAre ratio is 4.5x1 including undrawn net equity forwards as of 6/30/2025 Strong liquidity profile $350 million revolver availability Conservative dividend payout ratio of approximately 80% of AFFO $500 million available liquidity including cash and cash equivalents, existing forward equity sale agreements as of July 29, and undrawn revolver balance Minimal floating rate exposure 97% of debt is fixed rate including the effect of interest rate hedges as of July 29 Investment grade rated Rated BBB by Fitch and Baa3 by Moody’s CONSERVATIVE FINANCIAL POLICIES Note: Term Loan and Revolver maturities are shown fully extended

JULY 2025 FCPT HAS RATCHETED DOWN LEVERAGE TO SEVEN YEAR LOWS FCPT has a stated leverage target of 5.5x-6.0x, but has been below or in the lower range of its target since inception Discipline around our leverage is embedded into company culture and our approach to funding growth FCPT has demonstrated a commitment to positive spread investing and a focus on cost of capital During 2020, 2023 and 2024, there were periods when FCPT’s cost of equity went out of favor. FCPT did not lever up during these periods to offset our weakened cost of capital. We maintained a conservative leverage profile 2 FCPT HISTORICAL LEVERAGE1

CONTENTS 1 COMPANY OVERVIEW PG 5 2 HIGH QUALITY PORTFOLIO PG 12 3 CONSERVATIVE FINANCIAL POSITION PG 23 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 26 JULY 2025 5 APPENDIX: OTHER PG 38

FCPT Low Rent & Investment Basis Small Building, Fungible Real Estate National Brands with Strong Credit Profiles JULY 2025 FCPT’S INVESTMENT FILTERS Our portfolio is principally leased to restaurants, Auto Service and Medical Retail tenants The intentional focus on these subsectors reflect a multi-tiered filter that favors fungible, credit-worthy net lease tenants with low rent There are many properties in other retail subsectors that meet these thresholds, but we have found the deepest opportunity set within restaurants, Auto Service, and Medical Retail Our investment approach seeks to de-risk net lease investing through a highly-filtered selection process

ACQUISITION AND UNDERWRITING FRAMEWORK JULY 2025 ~50% CREDIT CRITERIA Guarantor credit and health Brand durability  Store performance Lease term and structure Location Retail corridor strength & demographics Access / visibility Absolute and relative rent Pad site and building reusability REAL ESTATE CRITERIA ~50% ACQUISITION PHILOSOPHY Acquire strong retail brands that are well located with creditworthy lease guarantors Seek to purchase assets when accretive to cost of capital with a focus on low basis  Add leading brands in resilient industries, occupying highly fungible buildings UNDERWRITING CRITERIA FCPT’s proprietary scorecard which incorporates over 25 comprehensive categories  The “score” allows FCPT to have an objective, consistent underwriting model and comparison tool for asset management decisions

913 leases 76% of annual base rent1 FCPT seeks to acquire nationally recognized branded restaurants from premier lease guarantors located within the strongest retail corridors FCPT has increased its restaurant diversification since inception by targeting a variety of meal price-points, cuisine types, and geographies Primary focus on sustainable tenant rents with superior EBITDAR / rent coverage RESTAURANTS JULY 2025

JULY 2025 RESTAURANT INDUSTRY TARGETS Quick Service Lacking Drive-Thru or Dine-In Only Small Franchisees In-Line Real Estate Fast Casual Casual Dining FCPT’S CURRENT FOCUS Regional Brands FCPT pursues mature, national brands with significant scale in terms of units, revenue, and brand AUV FCPT avoids pursuing riskier high-yield dining concepts whose real estate fundamentals or credit does not match that of our core portfolio Many existing dining concepts in FCPT’s portfolio are in robust retail corridors along major highways or outparcels to big box stores or malls. These sites attract high traffic and have strong underlying demographic data FCPT prioritizes tenant credit, fungible real estate, and concept durability in its restaurant investments FCPT GENERALLY AVOIDS1 Operators with <50 units or <$75 million in revenue These features enhance traffic draw and prove attractive for re-leasing

Olive Garden BURLINGTON, NC Adjacent to University Commons shopping center and Alamance Crossing outdoor mall Excellent visibility and prominent retail position along frontage of University Drive Strong brand and credit profile of neighbors, indicating high corridor quality Robust surrounding 3-mile demographic profile1 Population of 30,795 Median Household Income of $79,835 To University Commons and University Drive – 39,200 Vehicles per Day Restaurants usually require retail density and robust corridors with high traffic and attractive demographics JULY 2025 FCPT REAL ESTATE CHARACTERISTICS: CASUAL DINING & QUICK SERVICE To Alamance Crossing Mall

184 leases 12% of annual base rent1 Principally targeting auto service centers, including collision repair and tire service leased to credit worthy operators. We have made select investments in gas stations with large format convenience stores, car wash and auto part retailers at attractive, low bases Focus is on properties that are not dependent on the internal combustion engine and will remain relevant over the longer-term with higher electric vehicle utilization Auto Service is both e-commerce and recession resistant and tends to operate in high-traffic corridors with good visibility, boosting the intrinsic real estate value and long-term reuse potential More limited tenant relocation options due to zoning restrictions lead to high tenant renewal probability AUTO SERVICE JULY 2025

JULY 2025 AUTO SERVICE INDUSTRY TARGETS Full-Service Rental Services Dealerships & Specialty High Basis / Franchisee Car Washes & Gas Stations Tire Collision Service Centers Post-acute care FCPT targets categories in the Auto Industry that are not tied to traditional, gas-powered vehicles as the secular shift to electric vehicles takes place FCPT also targets properties at attractive, low bases and have avoided properties such as high-rent car washes These auto and tire service centers are similar to FCPT’s legacy portfolio: located in high-traffic corridors with good visibility and in proximity to other retailers FCPT targets categories for the long-term with high renewal probabilities High basis or small franchisee increases risk and lowers quality FCPT’S CURRENT FOCUS FCPT GENERALLY AVOIDS1

JULY 2025 FCPT REAL ESTATE CHARACTERISTICS: AUTOMOTIVE SERVICE 34 To Peachland Promenade and Christian Brothers Auotmotive Port Charlotte, FL Adjacent to Peachland Promenade shopping center Excellent visibility and prominent retail position along Veterans and Peachland Boulevards Strong brand and credit profile of neighbors, indicating high corridor quality Robust surrounding 3-mile demographic profile1 Population of 43,429 Median Household Income of $59,586 Auto Service centers focus greatly on visibility and convenient consumer locations Veterans Boulevard 26,607 Vehicles per Day Peachland Boulevard – 13,346 Vehicles per Day

110 leases 9% of annual base rent1 MEDICAL RETAIL FCPT’s largest Medical Retail exposures are focused on outpatient services: urgent care, dental, primary care, veterinary care, and outpatient / ambulatory surgery centers Medical Retail is e-commerce and recession resistant given its service-based nature, large customer base and favorable demographic tailwinds Operator consolidation and organic growth within Medical Retail is improving tenant credit and scale Medical Retail is emerging as an attractive property type with services moving out of hospitals and into lower-cost, retail-centric care centers JULY 2025

JULY 2025 HEALTHCARE INDUSTRY TARGETS Ambulatory Surgery / Outpatient Treatment Freestanding ER Care Urgent / Dental / Veterinary Diagnostic / Imaging Clinic Primary Care Clinic FCPT GENERALLY AVOIDS1 (Pharmacy & High Accuity) Healthcare delivery occurs across a spectrum of real estate and operator cost structures FCPT target operators provide services that require in-person interaction, while having lighter asset needs and smaller physical building sizes FCPT’s Medical Retail properties are on the lower end of the acuity care spectrum FCPT does not own and is not currently pursuing skilled nursing, hospitals or rehabilitation facilities FCPT does not currently own Pharmacy properties. Pharmacy is established within net lease, but legacy low growth lease structures and the potential for store closures / shrinking store footprints will limit this as a major category for FCPT Medical Retail buildings are similar to FCPT’s legacy portfolio – low basis, fungible, and proximate to other retailers Pharmacy Hospital Inpatient Rehab Skilled Nursing Facilities Outpatient Rehab Home Care Pet Day Care FCPT’S CURRENT FOCUS

JULY 2025 FCPT REAL ESTATE CHARACTERISTICS: MEDICAL RETAIL 37 To , , and American Family Urgent Care Birmingham, AL Outparcel to Walmart Supercenter, other anchors Strong visibility and prominent retail position along Montclair Road and Frederick Street Strong brand and credit profile of neighbors, indicating high corridor quality Robust surrounding 3-mile demographic profile1 Population of 8,125 Median Household Income of $68,899 Medical Retail is increasingly integrated in core suburban retail corridors Montclair Road – 8,125 Vehicles per Day Frederick Street – 2,320 Vehicles per Day

JULY 2025 CONTENTS 1 COMPANY OVERVIEW PG 5 2 HIGH QUALITY PORTFOLIO PG 12 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 26 5 APPENDIX: OTHER PG 38 3 CONSERVATIVE FINANCIAL POSITION PG 23

JULY 2025 ENVIRONMENT SOCIAL OUR TEAM GOVERNANCE SUSTAINABILITY FRAMEWORK Our commitment to sustainability and Environmental, Social and Governance (ESG) principles creates value for our shareholders. We continuously review our internal policies to advance in the areas of environmental sustainability, social responsibility, employee well-being, and governance. For more details, see the FCPT ESG Report and policies on our website https://fcpt.com/about-us/ We evaluate our business operations and the environmental risk aspects of our investment portfolio on an ongoing basis and strive to adhere to sustainable business practices We apply values-based negative screening in our underwriting process and do not transact with any tenant, buyer, or seller or acquire any properties with negative social factors. We do not process or have access to any consumer data Our culture is inclusive and team-oriented with a high retention rate. We hire for the long-term and invest in development, with a flat organization that drives employee engagement. We are a certified ‘Great Place to Work’ We aim for best-in-class corporate governance structures and compensation practices that closely align the interests of our Board and leadership with those of our stockholders. Four of our seven Board Directors are female and six are independent, including our chairperson. Only independent Directors serve on the Board’s committees

JULY 2025 GLOSSARY AND NON-GAAP DEFINITIONS NON-GAAP DEFINITIONS AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 6/30/2025 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated biannually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease.

JULY 2025 RECONCILIATION SCHEDULES RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

JULY 2025 FFO & AFFO RECONCILIATION

PAGE 11 LEASE MATURITY SCHEDULE Note: Excludes renewal options. All data as of 6/30/2025 Annual cash base rent (ABR) as defined in glossary Occupancy based on portfolio square footage See glossary on page 40 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 99% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 65% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2025 and the brand average margins for the year ended May 2025 JULY 2025 FOOTNOTES PAGE 8 CONSISTENT ANNUAL ACQUISITION GROWTH 1. Figures as of 6/30/2025 Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2022 initial cash yield reflects near term rent increases and rent credits given at closing; the initial cash yield with rents in place as of closing is 6.4% PAGE 14 UNIQUE AND HIGHLY SECURE NET LEASE See glossary on page 40 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 99% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 65% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2025 and the brand average margins for the year ended May 2025. Peer data as of latest available public filings Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies PAGE 6 FCPT AT A GLANCE Figures as of 6/30/2025 Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary on page 40 for definitions See glossary on page 40 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 99% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 65% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2025 and the brand average margins for the year ended May 2025 Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies See page 40 for non-GAAP definitions, and page 42 for reconciliation of net income to AFFO See page 41 for reconciliation of net income to adjusted EBITDAre and page 40 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents  PAGE 4 FCPT AT 10 YEARS: Annual Cash Base Rent (ABR) as defined in glossary PAGE 9 PORTFOLIO BREAKDOWN Represents current Annual Cash Base Rent (ABR) as of 6/30/2025 Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy PAGE 41 RECONCILIATION SCHEDULES See glossary on page 40 for non-GAAP definitions Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes PAGE 42 FFO & AFFO RECONCILIATION Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business Assumes the issuance of common shares for OP units held by non-controlling interest PAGE 18 DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS Represents current Annual Cash Base Rent (ABR) as of 6/30/2025 as defined in glossary on page 40 Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody’s Source: Nation’s Restaurant Top 500 Restaurants, public filings, Placer.ai. Dash indicates private company or confidential information Driven Brands completed the sale of its U.S. car wash business (Take 5 Car Washes) to Whistle Express Car Wash on April 10, 2025 Several WellNow locations have been assigned to new entities and rebranded. WellNow remains obligated under the lease at these assigned locations; figure in the table reflects lower lease count and other metrics following the assignment PAGE 24 CONSERVATIVE FINANCIAL POLICIES Figures as of 6/30/2025, except otherwise noted See page 41 for reconciliation of net income to adjusted EBITDAre and page 40 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents PAGE 35 MEDICAL RETAIL As of 6/30/2025 PAGE 29 RESTAURANTS As of 6/30/2025 PAGE 16 FCPT’S STRONG PORTFOLIO PERFORMANCE FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications Occupancy based on portfolio square footage PAGE 17 FCPT TOP BRAND EXPOSURE TO MACRO UNCERTAINTY Source: Public filings PAGE 30 RESTAURANT INDUSTRY TARGETS We may acquire properties in the “FCPT Generally Avoids” category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future PAGE 32 AUTO SERVICE As of 6/30/2025 PAGE 33 AUTO SERVICE INDUSTRY TARGETS We may acquire properties in the “FCPT Generally Avoids” category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future PAGE 36 MEDICAL RETAIL INDUSTRY TARGETS We may acquire properties in the “FCPT Generally Avoids” category but will remain highly selective with a focus on basis and store-level performance. That said, they are not in our current target base and would need to meet our high thresholds to be considered in the future PAGE 25 FCPT HAS RATCHETED DOWN LEVERAGE TO SEVEN YEAR LOWS See page 41 for reconciliation of net income to adjusted EBITDAre and page 40 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents. Includes any forward equity contracts outstanding as of quarter end PAGE 19 HIGHLY SELECTIVE APPROACH TO NET LEASE Note: All data as of 6/30/2025 Annual cash base rent (ABR) as defined in glossary; FCPT owns 1 dollar store site leased to Dollar General Annual cash base rent (ABR) as defined in glossary; FCPT owns 7 general merchandise sites leased to REI (2), Jared Jewelry (2), Orvis (1), Mattress Firm (1), and Sleep Number (1) Annual cash base rent (ABR) as defined in glossary; FCPT owns 10 car wash sites leased to Whistle Express (9) and Club Car Wash (1) PAGE 10 GEOGRAPHICALLY DIVERSE PORTFOLIO Figures as of 6/30/2025 Annual Cash Base Rent (ABR) as defined in glossary Source: U-Haul growth index 2024 PAGE 15 FCPT’S LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS 1. Source: Public filings as of 12/31/2024 PAGE 20 FCPT TENANTS OUTPERFORMANCE IN THE LAST MAJOR RECESSION Source: Malcolm M. Knapp, Inc., Baird Estimates Source: Public filings Source: Mehrotra, A., & Lave, J. R. (2012). Visits to retail clinics grew fourfold from 2007 to 2009, although their share of overall outpatient visits remains low. Health Affairs, 31(9), 2123–2129. https://doi.org/10.1377/hlthaff.2011.1128 PAGE 31 FCPT REAL ESTATE CHARACTERISTICS: CASUAL DINING & QUICK SERVICE Source: Placer.AI PAGE 34 FCPT REAL ESTATE CHARACTERISTICS: AUTOMOTIVE SERVICE Source: Placer.AI PAGE 37 FCPT REAL ESTATE CHARACTERISTICS: MEDICAL RETAIL Source: Placer.AI PAGE 22 NET LEASE LISTINGS SNAPSHOT Depicts new listings +30 basis points above asking cap rate to reflect assumption of seller strike price. FCPT Acquired (2025) deals are shown at the actual closed transaction cap rate. Note: This graphic is designed to represent a snapshot of how FCPT best sees fit to allocate its time and is not meant to indicate brand or cap rates we may acquire PAGE 3 RECENT HIGHLIGHTS AT FCPT Source: Public filings PAGE 13 FCPT: THE CALM PORT IN THE VOLATILITY STORM See glossary on page 40 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 99% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 10% of non-restaurant ABR or 65% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2025 and the brand average margins for the year ended May 2025. Peer data as of latest available public filings

INVESTOR PRESENTATION Q2 2025